UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 18, 2010

AUSTRALIAN OIL & GAS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-26721	84-1379164
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2480 North Tolemac Way, Prescott, Arizona	86305
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:      (928) 778-1450

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Disposition of Assets

SETTLEMENT OF SALE OF AC/P33 (OLIVER JOINT VENTURE) INTEREST

Australian Oil & Gas Corporation (AOGC) is pleased to advise that settlement of the transaction (as announced on 26th October 2009) by its wholly-owned subsidiary, Vulcan Australia Pty Ltd, with PTTEP in relation to the sale of our 7.5% interest in AC/P33 has completed following receipt of administrative approvals, and that the proceeds of sale of $4,244,679 have been received.

These proceeds have been utilized in meeting a large proportion of our obligations to the Braveheart Joint Venture and Cornea Joint Venture with respect to the costs associated with the recent drilling of the Braveheart-1 well and Cornea-3 well.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUSTRALIAN OIL & GAS CORPORATION

Date: 18 February, 2010	By:	/s/ Geoffrey Albers
E. Geoffrey Albers
President